EXHIBIT 99.(p)


                                POWER OF ATTORNEY

       The undersigned, hereby constitutes and appoints Cynthia J. Surprise, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, the Registration Statement, and any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER GLOBAL EQUITY FUND INC. and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.


                  WITNESS my hand on the date set forth below.


SIGNATURE                               TITLE                  DATE



/S/ Antoine Bernheim                    Director               December 17, 2003
--------------------
Antoine Bernheim

                                POWER OF ATTORNEY

       The undersigned, hereby constitutes and appoints Cynthia J. Surprise, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, the Registration Statement, and any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER GLOBAL EQUITY FUND INC. and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.


                  WITNESS my hand on the date set forth below.


SIGNATURE                               TITLE                  DATE
---------                               -----                  ----



/s/ Thomas J. Gibbons                   Director               December 17, 2003
---------------------------
Thomas J. Gibbons

                                POWER OF ATTORNEY

       The undersigned, hereby constitutes and appoints Cynthia J. Surprise, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, the Registration Statement, and any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER GLOBAL EQUITY FUND INC. and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.


                  WITNESS my hand on the date set forth below.


SIGNATURE                               TITLE                  DATE
---------                               -----                  ----



/s/ Harvey B. Kaplan                    Director               December 17, 2003
---------------------------
Harvey B. Kaplan

                                POWER OF ATTORNEY

       The undersigned, hereby constitutes and appoints Cynthia J. Surprise, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, the Registration Statement, and any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER GLOBAL EQUITY FUND INC. and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.


                  WITNESS my hand on the date set forth below.


SIGNATURE                               TITLE                  DATE
---------                               -----                  ----



/s/ Robert S. Matthews                  Director               December 17, 2003
----------------------
Robert S. Matthews

                                POWER OF ATTORNEY

       The undersigned, hereby constitutes and appoints Cynthia J. Surprise, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, the Registration Statement, and any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER GLOBAL EQUITY FUND INC. and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.


                  WITNESS my hand on the date set forth below.


SIGNATURE                                   TITLE             DATE
---------                                   -----             ----



/s/ Bernard Spilko                          Director          December 17, 2003
---------------------------
Bernard Spilko

                                POWER OF ATTORNEY

       The undersigned, hereby constitutes and appoints Cynthia J. Surprise, my true and lawful attorney, with full power to her to sign for me, and in my name and in any and all capacities, the Registration Statement, and any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER GLOBAL EQUITY FUND INC. and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.


                  WITNESS my hand on the date set forth below.


SIGNATURE                                   TITLE             DATE
---------                                   -----             ----



/s/ Martin Vogel                            Director          December 17, 2003
------------------
Martin Vogel